UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 1, 2005


                             INTERLINE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)


                                  NEW JERSEY
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                 (State or other jurisdiction of incorporation)


             001-32378                                     22-2232386
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      (Commission File Number)                (IRS Employer Identification No.)



 801 W. BAY STREET, JACKSONVILLE, FLORIDA                   32204
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 (Address of principal executive offices)                 (Zip Code)


         Registrant's telephone number, including area code:  (904) 421-1400


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On March 1, 2005, the parent of the Registrant, Interline Brands, Inc., a Delaware corporation ("Interline DE"), reported its results of operations for its fiscal quarter ended December 31, 2004. A copy of the press release issued by the parent of the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

            The information in this Form 8-K, including the accompanying exhibit, is being furnished under Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)         Exhibits.


            EXHIBIT NO.     DESCRIPTION
            -----------     -----------

               99.1 Press Release, dated March 1, 2005, announcing Interline DE's results of operations for the fiscal quarter ended December 31, 2004. (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Interline DE on March 1, 2005 (File No. 001-32380)).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INTERLINE BRANDS, INC.



                                            By: /s/ Laurence W. Howard, III
                                                -------------------------------
                                                Name:   Laurence W. Howard, III
                                                Title:  Vice President, General
                                                        Counsel and Secretary


Date:  March 1, 2005